Nature of operations	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
Nature Of Operations

Note 1 – Nature of operations and basis of presentation

Nature of Operations

Popular, Inc. (the “Corporation”) is a diversified, publicly owned financial holding company subject to the supervision and regulation of the Board of Governors of the Federal Reserve System. The Corporation has operations in Puerto Rico, the United States and the Caribbean. In Puerto Rico, the Corporation provides retail, mortgage and commercial banking services, through its principal banking subsidiary, Banco Popular de Puerto Rico (“BPPR”), as well as investment banking, broker-dealer, auto and equipment leasing and financing, and insurance services through specialized subsidiaries. In the U.S. mainland, the Corporation operates Banco Popular North America (“BPNA”), including its wholly-owned subsidiary E-LOAN. BPNA focuses efforts and resources on the core community banking business. BPNA operates branches in New York, New Jersey and South Florida. E-LOAN markets deposit accounts under its name for the benefit of BPNA. Refer to Note 4 for discussion of the sales of the Illinois, Central Florida and California regional operations during the year ended December 31, 2014. The BPNA branches operate under the name of Popular Community Bank. Note 44 to the consolidated financial statements presents information about the Corporation’s business segments.

On February 27, 2015, BPPR, in an alliance with other bidders, including BPNA, acquired certain assets and all deposits (other than certain brokered deposits) of former Doral Bank (“Doral”) from the Federal Deposit Insurance Corporation (FDIC), as receiver (the “Doral Bank Transaction”). Under the FDIC’s bidding format, BPPR was the lead bidder and party to the purchase and assumption agreement with the FDIC covering all assets and deposits acquired by it and its alliance co-bidders. BPPR entered into back to back purchase and assumption agreements with the alliance co-bidders for the transfer of certain assets and deposits. Refer to Note 5 for further details on the Doral Bank Transaction.

Basis of Presentation

As discussed in Note 4, prior periods presented in the consolidated statement of operations as well as the related note disclosures covering income and expense amounts have been retrospectively adjusted for the impact of the discontinued operations for comparative purposes.

During the year ended December 31, 2014, the Corporation recorded an out-of-period adjustment to correct an error in the amortization expense of the FDIC indemnification asset recorded during the years 2012 and 2013. The FDIC indemnity asset amortization for the year ended December 31, 2014, included a benefit of approximately $12.5 million to reverse the impact of accelerated amortization expense recorded during prior periods. This amount was recognized as expense over the remaining portion of the Loss Sharing Agreement that expired in the quarter ending June 30, 2015. After evaluating the quantitative and qualitative aspects of the error and the out-of-period adjustment to the Corporation’s financial results, management has determined that the misstatement and the out-of-period adjustment are not material to the 2012, 2013 and 2014 financial statements, respectively.